American Funds Insurance Series®
Managed Risk Growth-Income Fund

Summary Prospectus Supplement

October 1, 2020

(for Class P1 and P2 shares summary prospectuses dated May 1, 2020, as supplemented to date)

The information under the heading “Portfolio managers” in the “Management” section of the summary prospectus is amended to read as follows:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Donald D. O’Neal Co-President and Trustee	15 years	Partner – Capital International Investors
Keiko McKibben Vice President	6 years	Partner – Capital Research Global Investors
Dylan Yolles Vice President	15 years	Partner – Capital International Investors
Charles E. Ellwein	5 years	Partner – Capital Research Global Investors
J. Blair Frank	14 years	Partner – Capital Research Global Investors
William L. Robbins	8 years	Partner – Capital International Investors

Keep this supplement with your summary prospectus.

Lit. No. INP8BS-029-1020P CGD/8024-S82047